UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

Deutsche Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2014

Annual Report

to Shareholders

Deutsche Global High Income Fund

(formerly DWS Global High Income Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
12 Performance Summary
15 Investment Portfolio
36 Statement of Assets and Liabilities
38 Statement of Operations
40 Statement of Changes in Net Assets
41 Financial Highlights
46 Notes to Financial Statements
63 Report of Independent Registered Public Accounting Firm
64 Information About Your Fund's Expenses
66 Tax Information
67 Advisory Agreement Board Considerations and Fee Evaluation
72 Board Members and Officers
77 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

Deutsche Global High Income Fund returned 5.44% (unadjusted for sales charges) during the 12-month period ended October 31, 2014. The fund underperformed the 5.94% return of its benchmark, the Bank of America Merrill Lynch Global High Yield Constrained Index, but it outperformed the 4.50% average return of the funds in its Morningstar peer group, High Yield Bond Funds.

Investment Process
Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market.

The fund employs a global approach that seeks opportunities in developed-market high-yield bonds and emerging-markets debt. Within the fund’s developed-market international allocation, the majority of assets are invested in Europe and the United Kingdom.

U.S. high-yield bonds produced a strong total return and outperformed the investment-grade bond market, as gauged by the 4.14% return of the Barclays U.S. Aggregate Bond Index. However, all of the outperformance was generated in the first eight months of the period. During this time, the market was well supported by an environment of slow but steady economic growth. The U.S. economy was healthy enough for corporations to generate earnings gains and show continued balance sheet improvements, but not so strong as to prompt the U.S. Federal Reserve Board (the Fed) to tighten monetary policy faster than expected. This created an ideal backdrop for high-yield bonds and caused yield spreads to fall to record lows in the early summer. According to the Federal Reserve Bank of St. Louis, the BofA Merrill Lynch US High Yield Master II Option-Adjusted Spread fell as low as 3.35 percentage points on June 23, 2014. This was the lowest level in seven years, and it was down significantly from the 6.44 level registered two years earlier at the end of June 2012.

"We manage the portfolio from a long-term perspective, which means that we do not take on excessive risk to boost short-term returns."

This represented the high-water mark for the asset class, as high-yield bonds experienced significant volatility during the final four months of the annual period. Market volatility was driven by a number of factors, including inconsistent fund flows and the heavy pace of new issuance after Labor Day. This unfavorable balance of supply and demand contributed to a downward "re-pricing" of outstanding bonds and led to a widening of yield spreads to 4.30 percentage points by October 31, 2014. Comments from the Fed, which investors interpreted as a signal that rates could be raised earlier than anticipated, also had an adverse impact on the high-yield market. Despite these headwinds, the favorable credit quality statistics for high-yield issuers, combined with their aggressive refinancing of existing debt, helped keep high-yield default rates below the historical average.

European high-yield debt also finished the period in positive territory, but it trailed the gains for the U.S. market by a modest degree. Economic growth in Europe has begun to come in well below expectations as 2014 has progressed, and inflation has been falling steadily throughout the year. These trends have weighed on the higher-risk segments of the European financial markets, including the debt of more highly leveraged companies.

Fund Performance

In managing the fund, we focus on using credit research to identify the most compelling investment opportunities. We manage the portfolio from a long-term perspective, which means that we do not take on excessive risk to boost short-term returns. Instead, we strive to generate outperformance over a multiyear period by achieving an appropriate trade-off of risk and return.

Consistent with our bottom-up approach, individual security selection was the primary driver of fund performance. One of the leading contributors to performance was our position in Armored AutoGroup, Inc., whose bonds benefited from expectations of a debt refinancing following an acquisition by the issuer’s parent company. The bonds of Adria Bidco BV, which provides cable and satellite services in the Balkans, outperformed as the company posted strong revenue growth and maintained its favorable credit statistics. Ardagh Packaging Finance PLC, based in Ireland, also performed well as the company paid down debt following asset sales and demonstrated improved operational performance at some facilities.

On the other side of the ledger, the bonds of NII Capital Corp. — which provides mobile communications services in Latin America — lost ground after the company posted weak subscriber results and suffered an erosion of its competitive position. We sold the bonds before the company declared bankruptcy. Offshore Group Investment Ltd.* bonds also lost ground, along with its energy-sector peers, as offshore drillers faced day-rate pressure due to lower demand and market oversupply. The debt of the industrial packaging company Greif Nevada Holdings, Inc. (formerly Greif Luxembourg Finance SCA)* underperformed after the company encountered operational difficulties in its European operations, including protestors’ occupation of its production facilities in Turkey.

* Not held in the portfolio as of October 31, 2014.

While individual security selection was the primary driver of fund returns, several top-down factors also played a role in the fund’s relative performance. For instance, the fund typically held a duration — or interest-rate sensitivity — below that of the benchmark. At a time of falling bond yields, this positioning represented a headwind to performance. The fund was also hurt by its positions in the bonds of oil-drilling companies, which lagged, and its underweight position in higher-quality European banks, which outperformed. On the plus side, we maintained an overweight in the United States vs. the international markets throughout the year. This positioning, which reflects the favorable impact that the United States’ superior economic growth has had on corporate credit fundamentals, was a positive for relative performance.

The fund employed derivatives during the period, using forward currency contracts to hedge currency risk in its non-U.S. positions. This strategy offset the potential impact of the downturn in foreign currencies relative to the U.S. dollar.

Outlook and Positioning

We retain a cautiously optimistic view on the U.S. high-yield market. Credit fundamentals remain strong, as improving corporate results have resulted in decreasing leverage and higher interest coverage among high-yield issuers. Companies in the asset class have taken advantage of low rates by refinancing their debt and pushing the bulk of their maturities further into the future, thus reducing near-term default risk. However, the increasing use of proceeds for equity-friendly purposes — such as share buybacks and merger-and-acquisition activity — is a development that we are watching closely. Technical factors in the market also remain challenging. Fund flows into high-yield investments have been mixed, with flows in an out of high-yield funds often alternating on a day-to-day and week-to-week basis. Any sign that the Fed may raise rates faster than anticipated could also prove challenging for higher-risk assets such as high-yield bonds. On balance, we expect volatility will remain a factor on a short-term basis, but that yield spreads can trend lower in the intermediate term as favorable corporate results continue to support improving credit fundamentals and low default rates.

We also see the potential for above-average near-term volatility in the European high-yield markets, but we believe there is meaningful upside potential if the region’s economic growth exceeds the very depressed expectations that are currently in place. Our approach in this market segment has been to seek specific, bottom-up opportunities where the yields provide favorable compensation for the underlying risks.

The fund’s 45% weighting in B-rated securities, which represents an overweight relative to the benchmark, is offset by a corresponding underweight in the higher-quality BB-rated tier. The fund’s 11% weighting in bonds rated CCC and below represents a neutral weighting vs. the benchmark. It’s important to keep in mind that these allocations are not top-down decisions, but rather a reflection of our bottom-up decisions at the individual security level.

Overall, we continue to focus on using credit research to identify the most compelling investment opportunities for the fund. We manage the portfolio from a long-term perspective, which means that we do not take on excessive risk to boost short-term returns. Instead, we strive to generate outperformance over a multi-year period by achieving an appropriate trade-off of risk and return.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Co-Head of US Credit: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds.

The Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of below-investment-grade bonds of corporate issuers domiciled in countries having an investment-grade foreign-currency long-term debt rating. The index limits the percentage represented by any single issuer in the index.

The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Duration is a measure of interest-rate sensitivity. "Long" — or above-benchmark – duration is a positive for performance when bond yields are falling (and prices are rising) but a negative when bond yields are rising. "Short" — or below-benchmark — duration is a positive for performance when bond yields are rising (and prices are falling) but a negative when bond yields are falling.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Performance Summary October 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	5.44%	9.48%	6.88%
Adjusted for the Maximum Sales Charge (max 4.50% load)	0.69%	8.47%	6.39%
Bank of America Merrill Lynch Global High Yield Constrained Index†	5.94%	10.54%	8.45%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	4.64%	8.67%	6.06%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	1.64%	8.53%	6.06%
Bank of America Merrill Lynch Global High Yield Constrained Index†	5.94%	10.54%	8.45%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	4.65%	8.69%	6.10%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.65%	8.69%	6.10%
Bank of America Merrill Lynch Global High Yield Constrained Index†	5.94%	10.54%	8.45%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	5.70%	9.71%	7.11%
Bank of America Merrill Lynch Global High Yield Constrained Index†	5.94%	10.54%	8.45%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	5.76%	9.86%	7.24%
Bank of America Merrill Lynch Global High Yield Constrained Index†	5.94%	10.54%	8.45%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2014, are 1.06%, 1.86%, 1.82%, 0.89% and 0.74% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B, C and S shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of Deutsche Global High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. The index limits the percentage represented by any single issuer in the index.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/14	$7.14	$7.12	$7.16	$7.17	$7.11
10/31/13	$7.17	$7.16	$7.20	$7.21	$7.15
Distribution Information as of 10/31/14
Income Dividends, Twelve Months	$.40	$.35	$.35	$.42	$.42
October Income Dividend	$.0315	$.0270	$.0271	$.0333	$.0334
SEC 30-day Yield‡‡	4.41%	3.87%	3.87%	4.87%	4.94%
Current Annualized Distribution Rate‡‡	5.29%	4.55%	4.54%	5.57%	5.64%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.37%, 3.80% and 4.81% for Class A, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 5.25%, 4.47% and 5.51% for Class A, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2014
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 92.3%
Consumer Discretionary 18.6%
AMC Entertainment, Inc., 5.875%, 2/15/2022		430,000	438,600
AMC Networks, Inc., 7.75%, 7/15/2021		160,000	174,400
AmeriGas Finance LLC:
6.75%, 5/20/2020		900,000	958,500
7.0%, 5/20/2022		695,000	750,600
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021 (b)		390,000	351,000
APX Group, Inc.:
6.375%, 12/1/2019		390,000	383,175
8.75%, 12/1/2020 (b)		55,000	47,575
144A, 8.75%, 12/1/2020		300,000	259,500
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		930,000	1,004,400
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		590,000	637,200
Autodis SA, 144A, 6.5%, 2/1/2019	EUR	1,350,000	1,657,951
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		370,000	371,850
Block Communications, Inc., 144A, 7.25%, 2/1/2020		720,000	748,800
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		280,000	302,400
BUT SAS, 144A, 7.375%, 9/15/2019	EUR	1,485,000	1,737,641
Cable Communications Systems NV, 144A, 7.5%, 11/1/2020	EUR	400,000	516,298
Cablevision Systems Corp.:
5.875%, 9/15/2022 (b)		215,000	218,763
8.0%, 4/15/2020		115,000	131,675
CCO Holdings LLC, 7.375%, 6/1/2020		105,000	112,547
CCOH Safari LLC:
5.5%, 12/1/2022 (c)		560,000	565,600
5.75%, 12/1/2024 (c)		560,000	563,150
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		1,216,000	1,187,120
144A, 6.375%, 9/15/2020 (b)		2,260,000	2,356,050
CET 21 spol sro, 144A, 9.0%, 11/1/2017	EUR	1,000,000	1,297,010
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		255,000	262,650
Series B, 6.5%, 11/15/2022		690,000	714,150
Series A, 7.625%, 3/15/2020		210,000	221,550
Series B, 7.625%, 3/15/2020		2,165,000	2,303,019
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		1,865,000	1,865,000
Crown Media Holdings, Inc., 10.5%, 7/15/2019		525,000	574,875
CSC Holdings LLC, 144A, 5.25%, 6/1/2024		1,035,000	1,037,587
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		705,000	722,625
DISH DBS Corp.:
4.25%, 4/1/2018		535,000	548,375
5.0%, 3/15/2023		700,000	697,375
6.75%, 6/1/2021		90,000	99,900
7.875%, 9/1/2019		565,000	656,106
Getty Images, Inc., 144A, 7.0%, 10/15/2020		575,000	442,750
Group 1 Automotive, Inc., 144A, 5.0%, 6/1/2022		620,000	613,800
Harron Communications LP, 144A, 9.125%, 4/1/2020		500,000	545,000
HD Supply, Inc.:
7.5%, 7/15/2020		210,000	223,650
11.5%, 7/15/2020		200,000	233,000
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		285,000	306,375
HP Pelzer Holding GmbH, 144A, 7.5%, 7/15/2021	EUR	1,335,000	1,738,334
iHeartCommunications, Inc.:
9.0%, 12/15/2019		1,050,000	1,061,156
11.25%, 3/1/2021		505,000	534,038
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021		200,000	205,000
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		305,000	280,600
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		105,000	105,263
144A, 7.0%, 9/1/2020		685,000	727,813
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		680,000	705,500
Mediacom Broadband LLC:
5.5%, 4/15/2021		105,000	106,838
6.375%, 4/1/2023		790,000	833,450
Mediacom LLC, 7.25%, 2/15/2022		205,000	221,400
MGM Resorts International, 8.625%, 2/1/2019		960,000	1,111,200
Numericable Group SA:
144A, 4.875%, 5/15/2019		1,045,000	1,042,387
144A, 6.0%, 5/15/2022		1,560,000	1,595,100
144A, 6.25%, 5/15/2024		460,000	473,225
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		490,000	524,300
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		235,000	231,475
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		435,000	466,538
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		420,000	443,100
Snai SpA, 144A, 12.0%, 12/15/2018	EUR	1,560,000	1,964,728
Springs Industries, Inc., 6.25%, 6/1/2021 (b)		565,000	554,406
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		465,000	468,315
TRI Pointe Holdings, Inc., 144A, 4.375%, 6/15/2019		300,000	298,500
TVN Finance Corp. III AB, 144A, 7.875%, 11/15/2018	EUR	800,000	1,036,355
UCI International, Inc., 8.625%, 2/15/2019		220,000	211,200
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		1,490,000	1,553,325
Unitymedia KabelBW GmbH, 144A, 9.5%, 3/15/2021	EUR	3,000,000	4,219,983
Univision Communications, Inc.:
144A, 7.875%, 11/1/2020		250,000	270,313
144A, 8.5%, 5/15/2021 (b)		270,000	292,275
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		390,000	422,175
Visant Corp., 10.0%, 10/1/2017 (b)		210,000	184,800
Wynn Macau Ltd., 144A, 5.25%, 10/15/2021		4,775,000	4,775,000
			57,497,684
Consumer Staples 4.0%
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023		345,000	362,284
Chiquita Brands International, Inc., 7.875%, 2/1/2021		356,000	390,710
Cott Beverages, Inc., 144A, 5.375%, 7/1/2022		490,000	485,100
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		1,360,000	1,439,900
JBS Investments GmbH:
144A, 7.25%, 4/3/2024		1,040,000	1,105,000
144A, 7.75%, 10/28/2020		795,000	871,026
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		1,050,000	1,118,250
144A, 8.25%, 2/1/2020		305,000	326,350
Minerva Luxembourg SA, 144A, 7.75%, 1/31/2023		790,000	825,550
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		190,000	189,763
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		2,730,000	2,839,200
6.875%, 2/15/2021		1,000,000	1,062,500
8.25%, 2/15/2021 (b)		410,000	440,750
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		215,000	194,575
Smithfield Foods, Inc., 6.625%, 8/15/2022		360,000	392,400
The WhiteWave Foods Co., 5.375%, 10/1/2022		410,000	431,525
			12,474,883
Energy 8.5%
Antero Resources Corp., 144A, 5.125%, 12/1/2022		415,000	415,083
Antero Resources Finance Corp., 5.375%, 11/1/2021		520,000	527,800
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		505,000	492,375
144A, 5.625%, 6/1/2024		195,000	188,175
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		370,000	344,100
6.75%, 11/1/2020		845,000	802,750
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		310,000	297,406
8.625%, 10/15/2020		410,000	418,200
California Resources Corp.:
144A, 5.5%, 9/15/2021 (b)		405,000	413,100
144A, 6.0%, 11/15/2024		85,000	86,700
Chaparral Energy, Inc., 7.625%, 11/15/2022		685,000	667,875
CONSOL Energy, Inc., 144A, 5.875%, 4/15/2022		210,000	213,150
Crestwood Midstream Partners LP:
6.125%, 3/1/2022		315,000	318,150
7.75%, 4/1/2019		580,000	609,725
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		340,000	367,200
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		1,080,000	1,090,800
EP Energy LLC:
6.875%, 5/1/2019		645,000	670,800
7.75%, 9/1/2022		540,000	569,700
9.375%, 5/1/2020		300,000	327,750
EV Energy Partners LP, 8.0%, 4/15/2019		825,000	812,625
Halcon Resources Corp., 9.75%, 7/15/2020		245,000	204,422
Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024		395,000	379,200
Holly Energy Partners LP, 6.5%, 3/1/2020		205,000	212,688
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		345,000	296,700
Jupiter Resources, Inc., 144A, 8.5%, 10/1/2022		405,000	357,412
Kodiak Oil & Gas Corp., 5.5%, 1/15/2021		785,000	796,775
Linn Energy LLC, 6.25%, 11/1/2019 (b)		920,000	846,400
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		815,000	806,850
144A, 6.5%, 3/15/2021		425,000	420,750
144A, 7.0%, 3/31/2024		1,335,000	1,341,675
Memorial Resource Development Corp., 144A, 5.875%, 7/1/2022		395,000	385,125
Midstates Petroleum Co., Inc., 10.75%, 10/1/2020		615,000	547,350
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		585,000	612,787
NGL Energy Partners LP, 144A, 5.125%, 7/15/2019		395,000	397,469
Northern Oil & Gas, Inc., 8.0%, 6/1/2020 (b)		1,125,000	1,049,062
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		305,000	312,625
6.875%, 3/15/2022 (b)		835,000	868,400
6.875%, 1/15/2023		230,000	239,200
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017		1,590,000	1,204,266
Regency Energy Partners LP:
5.0%, 10/1/2022		255,000	260,100
5.875%, 3/1/2022		55,000	58,575
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		255,000	254,312
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		1,430,000	1,497,925
5.625%, 4/15/2023		320,000	331,200
Seventy Seven Energy, Inc., 144A, 6.5%, 7/15/2022		100,000	94,000
Seventy Seven Operating LLC, 6.625%, 11/15/2019		265,000	262,350
Swift Energy Co., 7.875%, 3/1/2022 (b)		490,000	442,225
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		155,000	157,325
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		290,000	253,750
Welltec A/S, 144A, 8.0%, 2/1/2019		1,000,000	1,050,000
Whiting Petroleum Corp., 5.0%, 3/15/2019		520,000	538,200
WPX Energy, Inc., 5.25%, 9/15/2024		310,000	302,250
			26,414,832
Financials 4.0%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		885,000	938,100
AerCap Ireland Capital Ltd., 144A, 5.0%, 10/1/2021		255,000	265,200
Credit Agricole SA, 144A, 7.875%, 1/29/2049		650,000	670,930
Credit Suisse Group AG, 144A, 6.25%, 12/29/2049		935,000	909,287
E*TRADE Financial Corp., 6.375%, 11/15/2019		1,105,000	1,178,206
Financiere Gaillon 8 SAS, 144A, 7.0%, 9/30/2019	EUR	1,785,000	2,146,280
Hellas Telecommunications Finance, 144A, 8.082%**, 7/15/2015 (PIK)*	EUR	513,190	0
MPT Operating Partnership LP:
(REIT), 5.75%, 10/1/2020	EUR	815,000	1,090,256
(REIT), 6.375%, 2/15/2022		215,000	228,438
(REIT), 6.875%, 5/1/2021		525,000	561,750
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		300,000	313,500
144A, 5.875%, 3/15/2022		510,000	540,600
Popular, Inc., 7.0%, 7/1/2019		300,000	302,250
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		520,000	559,000
Societe Generale SA, 144A, 7.875%, 12/29/2049 (b)		795,000	795,000
UniCredit SpA, REG S, 8.0%, 4/3/2049		1,720,000	1,724,300
			12,223,097
Health Care 5.3%
Aviv Healthcare Properties LP, 6.0%, 10/15/2021		210,000	216,300
Biomet, Inc.:
6.5%, 8/1/2020		670,000	716,900
6.5%, 10/1/2020		190,000	200,925
CHS/Community Health Systems, Inc.:
5.125%, 8/15/2018		1,080,000	1,123,200
7.125%, 7/15/2020		1,230,000	1,331,475
Community Health Systems, Inc.:
5.125%, 8/1/2021		110,000	114,950
6.875%, 2/1/2022 (b)		430,000	463,325
Crimson Merger Sub, Inc., 144A, 6.625%, 5/15/2022		1,045,000	977,075
Endo Finance LLC:
144A, 5.375%, 1/15/2023		455,000	444,762
144A, 5.75%, 1/15/2022		425,000	427,125
HCA, Inc.:
5.25%, 4/15/2025 (b)		305,000	316,056
7.5%, 2/15/2022		799,000	927,839
Hologic, Inc., 6.25%, 8/1/2020		370,000	388,963
HomeVi SAS, 144A, 6.875%, 8/15/2021	EUR	2,220,000	2,831,541
IMS Health, Inc., 144A, 6.0%, 11/1/2020		485,000	503,187
LifePoint Hospitals, Inc, 5.5%, 12/1/2021		525,000	549,937
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		980,000	1,041,250
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		565,000	608,787
Salix Pharmaceuticals Ltd., 144A, 6.0%, 1/15/2021		315,000	340,988
Valeant Pharmaceuticals International, Inc.:
144A, 6.375%, 10/15/2020		495,000	507,994
144A, 7.5%, 7/15/2021		2,100,000	2,247,000
			16,279,579
Industrials 12.4%
ADT Corp.:
3.5%, 7/15/2022 (b)		300,000	268,500
4.125%, 4/15/2019 (b)		90,000	89,213
6.25%, 10/15/2021 (b)		310,000	325,500
Aguila 3 SA, 144A, 7.875%, 1/31/2018		1,495,000	1,498,737
Armored Autogroup, Inc., 9.25%, 11/1/2018		640,000	649,600
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		510,000	507,450
Astaldi SpA, 144A, 7.125%, 12/1/2020	EUR	3,120,000	4,092,136
BakerCorp International, Inc., 8.25%, 6/1/2019		605,000	591,387
Belden, Inc., 144A, 5.5%, 9/1/2022		655,000	666,462
Bombardier, Inc.:
144A, 4.75%, 4/15/2019 (b)		310,000	318,525
144A, 5.75%, 3/15/2022 (b)		3,700,000	3,792,500
144A, 6.0%, 10/15/2022		520,000	533,975
Carlson Travel Holdings, Inc., 144A, 7.5%, 8/15/2019 (PIK)		265,000	265,663
Casella Waste Systems, Inc., 7.75%, 2/15/2019 (b)		715,000	729,300
Covanta Holding Corp., 5.875%, 3/1/2024		425,000	438,813
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		535,000	579,137
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		290,000	282,025
Ducommun, Inc., 9.75%, 7/15/2018		615,000	670,350
Empark Funding SA, 144A, 6.75%, 12/15/2019	EUR	790,000	1,054,892
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		1,175,000	1,160,312
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		950,000	980,286
FTI Consulting, Inc.:
6.0%, 11/15/2022		390,000	399,263
6.75%, 10/1/2020		10,000	10,550
Garda World Security Corp., 144A, 7.25%, 11/15/2021		315,000	313,425
Gates Global LLC:
144A, 5.75%, 7/15/2022	EUR	150,000	174,814
144A, 6.0%, 7/15/2022		390,000	378,300
GenCorp, Inc., 7.125%, 3/15/2021		940,000	998,750
Huntington Ingalls Industries, Inc., 7.125%, 3/15/2021		105,000	112,875
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		1,085,000	1,133,825
Meritor, Inc.:
6.25%, 2/15/2024		425,000	433,500
6.75%, 6/15/2021		1,015,000	1,070,825
Navios Maritime Holdings, Inc.:
144A, 7.375%, 1/15/2022 (b)		1,570,000	1,577,850
8.125%, 2/15/2019		630,000	609,525
Nortek, Inc., 8.5%, 4/15/2021		800,000	860,000
Novafives SAS, 144A, 4.5%, 6/30/2021	EUR	300,000	372,468
Oshkosh Corp., 5.375%, 3/1/2022		322,500	328,950
Ply Gem Industries, Inc.:
6.5%, 2/1/2022 (b)		540,000	531,225
144A, 6.5%, 2/1/2022		305,000	300,044
Sanmina Corp., 144A, 4.375%, 6/1/2019		50,000	50,063
Spirit AeroSystems, Inc.:
5.25%, 3/15/2022		555,000	564,712
6.75%, 12/15/2020		400,000	424,000
Techem Energy Metering Service GmbH & Co., KG, 144A, 7.875%, 10/1/2020	EUR	200,000	276,425
Techem GmbH, 144A, 6.125%, 10/1/2019	EUR	800,000	1,073,398
Titan International, Inc., 6.875%, 10/1/2020		1,230,000	1,110,075
TransDigm, Inc.:
6.0%, 7/15/2022		515,000	520,794
6.5%, 7/15/2024		310,000	319,300
7.5%, 7/15/2021		2,345,000	2,532,600
Triumph Group, Inc., 5.25%, 6/1/2022		260,000	263,250
United Rentals North America, Inc.:
6.125%, 6/15/2023		45,000	48,431
7.375%, 5/15/2020		695,000	754,075
7.625%, 4/15/2022		695,000	774,925
Watco Companies LLC, 144A, 6.375%, 4/1/2023		280,000	284,200
XPO Logistics, Inc., 144A, 7.875%, 9/1/2019 (b)		200,000	209,500
			38,306,700
Information Technology 5.0%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		205,000	213,713
Adria Bidco BV, 144A, 7.875%, 11/15/2020	EUR	2,730,000	3,592,155
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		485,000	499,550
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		405,000	428,288
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		900,000	861,750
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (PIK) (b)		630,000	565,034
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		290,000	288,550
CyrusOne LP, 6.375%, 11/15/2022		195,000	205,238
EarthLink Holdings Corp., 7.375%, 6/1/2020		475,000	484,500
Entegris, Inc., 144A, 6.0%, 4/1/2022		310,000	315,425
Equinix, Inc., 7.0%, 7/15/2021		420,000	457,800
First Data Corp.:
144A, 6.75%, 11/1/2020		877,000	938,390
144A, 7.375%, 6/15/2019		470,000	498,200
144A, 8.75%, 1/15/2022 (PIK)		1,795,000	1,961,037
144A, 8.875%, 8/15/2020		885,000	958,012
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		530,000	543,250
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		475,000	514,187
7.625%, 6/15/2021		415,000	461,688
NCR Corp.:
5.875%, 12/15/2021		105,000	107,625
6.375%, 12/15/2023		265,000	279,575
NXP BV, 144A, 3.75%, 6/1/2018		510,000	513,825
Ymobile Corp., 144A, 8.25%, 4/1/2018		610,000	643,550
			15,331,342
Materials 15.8%
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		2,000,000	2,072,500
Ardagh Packaging Finance PLC:
144A, 4.25%, 1/15/2022	EUR	300,000	366,644
144A, 6.75%, 1/31/2021		690,000	705,525
144A, 9.125%, 10/15/2020		2,750,000	2,963,125
Berry Plastics Corp.:
5.5%, 5/15/2022		855,000	858,206
9.75%, 1/15/2021		835,000	932,069
Cascades, Inc., 144A, 5.5%, 7/15/2022		300,000	296,250
Ciech Group Financing AB, 144A, 9.5%, 11/30/2019	EUR	2,750,000	3,808,010
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		595,000	602,438
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		520,000	546,000
Crown European Holdings SA, 144A, 4.0%, 7/15/2022	EUR	2,490,000	3,187,275
CSN Resources SA, 144A, 6.5%, 7/21/2020 (b)		2,950,000	3,016,375
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		415,000	446,125
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		994,000	961,695
144A, 7.0%, 2/15/2021		994,000	975,362
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		1,235,000	1,259,700
144A, 8.25%, 11/1/2019 (b)		520,000	539,500
Greif Nevada Holdings, Inc. SCS, 144A, 7.375%, 7/15/2021	EUR	5,000,000	7,268,271
Greif, Inc., 7.75%, 8/1/2019		190,000	217,550
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		205,000	205,000
8.875%, 2/1/2018		660,000	652,575
Huntsman International LLC, 5.125%, 4/15/2021	EUR	1,985,000	2,591,182
Kaiser Aluminum Corp., 8.25%, 6/1/2020		500,000	547,500
KGHM International Ltd., 144A, 7.75%, 6/15/2019		1,125,000	1,192,500
Novelis, Inc., 8.75%, 12/15/2020		855,000	933,019
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	3,235,000	4,745,137
Perstorp Holding AB, 144A, 8.75%, 5/15/2017 (b)		990,000	1,007,325
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		515,000	530,450
Polymer Group, Inc., 7.75%, 2/1/2019		490,000	509,600
Rain CII Carbon LLC:
144A, 8.0%, 12/1/2018		510,000	525,300
144A, 8.25%, 1/15/2021 (b)		310,000	316,200
Sealed Air Corp., 144A, 8.375%, 9/15/2021		290,000	328,425
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		420,000	407,400
SPCM SA, 144A, 6.0%, 1/15/2022		815,000	855,750
Tronox Finance LLC, 6.375%, 8/15/2020 (b)		405,000	416,138
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022 (b)		1,595,000	1,581,044
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		205,000	213,585
144A, 5.625%, 10/1/2024		100,000	105,375
			48,686,125
Telecommunication Services 16.2%
Altice Financing SA:
144A, 6.5%, 1/15/2022		330,000	339,075
144A, 7.875%, 12/15/2019		445,000	474,481
Altice Finco SA:
144A, 8.125%, 1/15/2024		200,000	210,500
144A, 9.875%, 12/15/2020		445,000	496,175
Altice SA, 144A, 7.25%, 5/15/2022	EUR	890,000	1,151,551
B Communications Ltd., 144A, 7.375%, 2/15/2021		530,000	564,503
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		185,000	196,100
Cincinnati Bell, Inc., 8.375%, 10/15/2020		2,780,000	2,981,550
CommScope, Inc., 144A, 5.0%, 6/15/2021		515,000	513,713
CPI International, Inc., 8.75%, 2/15/2018		475,000	492,813
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		520,000	522,600
144A, 8.25%, 9/30/2020		2,908,000	3,038,860
Frontier Communications Corp.:
6.25%, 9/15/2021		310,000	320,269
6.875%, 1/15/2025		310,000	313,875
7.125%, 1/15/2023		955,000	1,017,075
8.5%, 4/15/2020		190,000	218,975
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		835,000	837,087
7.25%, 10/15/2020		2,255,000	2,407,212
7.5%, 4/1/2021		2,370,000	2,565,525
Intelsat Luxembourg SA:
7.75%, 6/1/2021		1,195,000	1,248,775
8.125%, 6/1/2023		185,000	196,563
Level 3 Communications, Inc., 8.875%, 6/1/2019		105,000	112,613
Level 3 Escrow II, Inc., 144A, 5.375%, 8/15/2022		1,395,000	1,419,412
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021 (b)		320,000	335,600
7.0%, 6/1/2020		1,425,000	1,521,187
8.625%, 7/15/2020		610,000	671,000
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		620,000	612,250
Pacnet Ltd., 144A, 9.0%, 12/12/2018		330,000	339,900
Play Finance 1 SA, 144A, 6.5%, 8/1/2019	EUR	100,000	130,954
Play Finance 2 SA, 144A, 5.25%, 2/1/2019	EUR	1,300,000	1,682,041
Sable International Finance Ltd., 144A, 8.75%, 2/1/2020		1,995,000	2,174,550
SBA Communications Corp., 5.625%, 10/1/2019		385,000	400,400
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020		500,000	557,750
144A, 9.0%, 11/15/2018		1,690,000	1,987,862
Sprint Corp., 144A, 7.125%, 6/15/2024		2,015,000	2,070,412
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		210,000	217,613
6.625%, 11/15/2020		815,000	858,806
Telenet Finance III Luxembourg SCA, 144A, 6.625%, 2/15/2021	EUR	1,000,000	1,337,738
Telenet Finance Luxembourg SCA, 144A, 6.375%, 11/15/2020	EUR	2,575,000	3,412,406
Telenet Finance V Luxembourg SCA:
144A, 6.25%, 8/15/2022	EUR	435,000	590,093
144A, 6.75%, 8/15/2024	EUR	435,000	608,167
tw telecom holdings, Inc.:
5.375%, 10/1/2022		100,000	110,500
6.375%, 9/1/2023		490,000	558,600
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		335,000	352,588
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		1,965,000	2,161,500
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		625,000	682,812
Vivacom, 144A, 6.625%, 11/15/2018	EUR	1,000,000	1,246,884
Wind Acquisition Finance SA:
144A, 4.082%**, 7/15/2020	EUR	400,000	492,363
144A, 6.5%, 4/30/2020		380,000	395,200
Windstream Corp.:
6.375%, 8/1/2023 (b)		490,000	493,675
7.5%, 4/1/2023 (b)		765,000	803,250
7.75%, 10/15/2020		130,000	138,450
7.75%, 10/1/2021		1,365,000	1,460,550
			50,044,403
Utilities 2.5%
AES Corp., 3.234%**, 6/1/2019		350,000	348,141
Calpine Corp.:
5.375%, 1/15/2023		490,000	494,900
5.75%, 1/15/2025 (b)		490,000	496,125
Dynegy Finance I, Inc., 144A, 7.625%, 11/1/2024		100,000	106,000
Enel SpA, 144A, 8.75%, 9/24/2073		1,800,000	2,101,500
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		1,000,000	790,000
NRG Energy, Inc.:
144A, 6.25%, 5/1/2024		2,410,000	2,488,325
7.875%, 5/15/2021		445,000	482,825
RJS Power Holdings LLC, 144A, 5.125%, 7/15/2019		395,000	393,024
			7,700,840
Total Corporate Bonds (Cost $280,980,063)			284,959,485

Government & Agency Obligations 0.5%
Other Government Related (d) 0.2%
MMC Norilsk Nickel OJSC, 144A, 5.55%, 10/28/2020		400,000	398,000

U.S. Treasury Obligation 0.3%
U.S. Treasury Note, 1.0%, 8/31/2016 (e)		1,000,000	1,010,000
Total Government & Agency Obligations (Cost $1,407,483)			1,408,000

Loan Participations and Assignments 0.5%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		700,000	0
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		867,825	862,245
Level 3 Financing, Inc., Term Loan B5, 3.5%, 1/31/2022		770,000	774,451
Total Loan Participations and Assignments (Cost $2,341,157)			1,636,696

Convertible Bond 0.7%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $1,275,868)		1,281,636	2,243,885

Preferred Security 0.4%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $782,059)		1,279,000	1,163,890

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (f)	21	53,454
Trump Entertainment Resorts, Inc.*	72	0
		53,454
Industrials 0.0%
Congoleum Corp.*	23,760	0
Quad Graphics, Inc.	302	6,659
		6,659
Materials 0.0%
GEO Specialty Chemicals, Inc.*	18,710	12,576
GEO Specialty Chemicals, Inc. 144A*	1,703	1,145
		13,721
Total Common Stocks (Cost $292,203)		73,834

Preferred Stock 0.7%
Financials
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $2,014,634)	2,159	2,173,034

Warrants 0.0%
Materials
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	118,267	78,604
Hercules Trust II, Expiration Date 3/31/2029*	1,219	10,659
Total Warrants (Cost $239,283)		89,263

Securities Lending Collateral 9.3%
Daily Assets Fund Institutional, 0.08% (g) (h) (Cost $28,652,169)	28,652,169	28,652,169
Cash Equivalents 3.4%
Central Cash Management Fund, 0.07% (g) (Cost $10,468,941)	10,468,941	10,468,941

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $328,453,860)†	107.8	332,869,197
Other Assets and Liabilities, Net	(7.8)	(24,003,398)
Net Assets	100.0	308,865,799

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	700,000	708,969	0
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	1,000,000	590,479	790,000
Hellas Telecommunications Finance*	8.082%	7/15/2015	EUR	513,190	146,073	0
					1,445,521	790,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2014.

† The cost for federal income tax purposes was $328,375,813. At October 31, 2014, net unrealized appreciation for all securities based on tax cost was $4,493,384. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,832,504 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,339,120.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2014 amounted to $27,600,361, which is 8.9% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2014, this security has been pledged, in whole or in part, as collateral for open over-the-counter swap contracts.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	75,637	53,454	0.02

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind in the form of additional principal.

REIT: Real Estate Investment Trust

At October 31, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (i)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2015	1,020,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	49,350	(18,183)	67,533
6/21/2010 9/20/2015	325,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	15,724	(30,875)	46,599
6/21/2010 9/20/2015	600,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	29,029	(51,850)	80,879
6/21/2010 9/20/2015	200,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	9,677	(13,791)	23,468
9/20/2011 12/20/2016	1,500,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	155,719	28,725	126,994
12/20/2011 3/20/2017	720,000	3	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB–	70,961	14,468	56,493
9/20/2012 12/20/2017	960,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	123,754	44,753	79,001
6/20/2013 9/20/2018	530,000	3	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	73,296	36,798	36,498
6/20/2013 9/20/2018	1,350,000	1	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB–	131,437	62,328	69,109
6/20/2013 9/20/2018	1,235,000	4	5.0%	HCA, Inc., 8.0%, 10/1/2018, B–	170,749	76,719	94,030
Total unrealized appreciation							680,604

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(j) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Bank of America

2 JPMorgan Chase Securities, Inc.

3 Credit Suisse

4 Goldman Sachs & Co.

5 Barclays Bank PLC

6 UBS AG

As of October 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	770,000	USD	1,023,709	11/20/2014	58,660	JPMorgan Chase Securities, Inc.
EUR	50,284,900	USD	63,683,915	1/15/2015	636,954	Citigroup, Inc.
Total unrealized appreciation					695,614

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are, summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (k)
Corporate Bonds	$—	$284,959,485	$0	$284,959,485
Government and Agency Obligations	—	1,408,000	—	1,408,000
Loan Participations and Assignments	—	1,636,696	0	1,636,696
Convertible Bond	—	—	2,243,885	2,243,885
Preferred Security	—	1,163,890	—	1,163,890
Common Stocks (k)	6,659	—	67,175	73,834
Preferred Stock	—	2,173,034	—	2,173,034
Warrants	—	—	89,263	89,263
Short-Term Investments (k)	39,121,110	—	—	39,121,110
Derivatives (l)
Credit Default Swap Contracts	—	680,604	—	680,604
Forward Foreign Currency Exchange Contracts	—	695,614	—	695,614
Total	$39,127,769	$292,717,323	$2,400,323	$334,245,415

There have been no transfers between fair value measurement levels during the year ended October 31, 2014.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contacts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $289,332,750) — including $27,600,361 of securities loaned	$293,748,087
Investments in Daily Assets Fund Institutional (cost $28,652,169)*	28,652,169
Investment in Central Cash Management Fund (cost $10,468,941)	10,468,941
Total investments in securities, at value (cost $328,453,860)	332,869,197
Cash	10,000
Foreign currency, at value (cost $938,774)	923,664
Deposit from broker on bilateral swap contracts	30,000
Receivable for investments sold	445,059
Receivable for investments sold — when-issued securities	50,375
Receivable for Fund shares sold	524,039
Dividends receivable	38,625
Interest receivable	5,054,348
Unrealized appreciation on bilateral swap contracts	680,604
Unrealized appreciation on forward foreign currency exchange contracts	695,614
Upfront payments paid on bilateral swap contracts	263,791
Foreign taxes recoverable	1,802
Other assets	17,303
Total assets	341,604,421
Liabilities
Payable upon return of securities loaned	28,652,169
Payable for investments purchased	1,485,018
Payable for investments purchased — when-issued securities	1,170,000
Payable for Fund shares redeemed	604,475
Payable upon return of deposit for bilateral swap contracts	30,000
Upfront payments received on bilateral swap contracts	114,699
Distributions payable	224,679
Accrued management fee	118,564
Accrued Trustees' fees	2,442
Other accrued expenses and payables	336,576
Total liabilities	32,738,622
Net assets, at value	$308,865,799

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	4,358,870
Net unrealized appreciation (depreciation) on: Investments	4,415,337
Swap contracts	680,604
Foreign currency	620,701
Accumulated net realized gain (loss)	(46,393,286)
Paid-in capital	345,183,573
Net assets, at value	$308,865,799
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($36,524,612 ÷ 5,118,665 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.14
Maximum offering price per share (100 ÷ 95.50 of $7.14)	$7.48
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($512,123 ÷ 71,942 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.12
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,271,101 ÷ 1,573,581 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.16
Class S Net Asset Value, offering and redemption price(a) per share ($231,273,646 ÷ 32,253,471 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.17
Institutional Class Net Asset Value, offering and redemption price(a) per share ($29,284,317 ÷ 4,116,042 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.11

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2014
Investment Income
Income: Interest	$20,762,628
Dividends	144,305
Income distributions — Central Cash Management Fund	2,866
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	74,656
Total income	20,984,455
Expenses: Management fee	1,615,649
Administration fee	323,130
Services to shareholders	512,986
Distribution and service fees	212,010
Custodian fee	34,765
Professional fees	127,255
Reports to shareholders	48,780
Registration fees	75,943
Trustees' fees and expenses	14,703
Other	55,922
Total expenses before expense reductions	3,021,143
Expense reductions	(172,183)
Total expenses after expense reductions	2,848,960
Net investment income (loss)	18,135,495
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	72,753
Swap contracts	372,470
Foreign currency	5,115,056
5,560,279
Change in net unrealized appreciation (depreciation) on: Investments	(6,897,344)
Swap contracts	(268,555)
Foreign currency	300,554
(6,865,345)
Net gain (loss)	(1,305,066)
Net increase (decrease) in net assets resulting from operations	$16,830,429

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$18,135,495	$20,322,052
Net realized gain (loss)	5,560,279	3,683,354
Change in net unrealized appreciation (depreciation)	(6,865,345)	1,484,292
Net increase (decrease) in net assets resulting from operations	16,830,429	25,489,698
Distributions to shareholders from: Net investment income: Class A	(2,111,013)	(2,030,389)
Class B	(29,799)	(49,738)
Class C	(571,521)	(689,227)
Class S	(14,202,783)	(15,830,027)
Institutional Class	(1,732,527)	(2,325,411)
Net realized gains: Class A	—	(25,175)
Class B	—	(884)
Class C	—	(9,255)
Class S	—	(195,919)
Institutional Class	—	(32,888)
Total distributions	(18,647,643)	(21,188,913)
Fund share transactions: Proceeds from shares sold	61,969,721	53,865,985
Reinvestment of distributions	15,949,410	17,820,725
Payments for shares redeemed	(86,054,609)	(110,259,685)
Redemption fees	26,417	34,842
Net increase (decrease) in net assets from Fund share transactions	(8,109,061)	(38,538,133)
Increase (decrease) in net assets	(9,926,275)	(34,237,348)
Net assets at beginning of period	318,792,074	353,029,422
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $4,358,870 and $980,857, respectively)	$308,865,799	$318,792,074

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2014		2013	2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$7.17		$7.08	$6.74		$6.91	$6.36
Income (loss) from investment operations: Net investment income (loss)a	.39		.42	.47		.49	.52
Net realized and unrealized gain (loss)	(.02)		.11	.34		(.16)	.55
Total from investment operations	.37		.53	.81		.33	1.07
Less distributions from: Net investment income	(.40)		(.43)	(.47)		(.49)	(.52)
Net realized gains	—		(.01)	—		(.01)	—
Total distributions	(.40)		(.44)	(.47)		(.50)	(.52)
Redemption fees	.00	*	.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$7.14		$7.17	$7.08		$6.74	$6.91
Total Return (%)b	5.44	c	7.50	12.49	c	4.98	17.48	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37		34	33		31	30
Ratio of expenses before expense reductions (%)	1.07		1.06	1.07		1.07	1.10
Ratio of expenses after expense reductions (%)	1.07		1.06	1.06		1.07	1.04
Ratio of net investment income (%)	5.42		5.86	6.79		7.11	7.87
Portfolio turnover rate (%)	55		59	69		57	71
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$7.16		$7.06		$6.72		$6.89	$6.34
Income (loss) from investment operations: Net investment income (loss)a	.34		.37		.41		.44	.47
Net realized and unrealized gain (loss)	(.03)		.12		.35		(.16)	.55
Total from investment operations	.31		.49		.76		.28	1.02
Less distributions from: Net investment income	(.35)		(.38)		(.42)		(.44)	(.47)
Net realized gains	—		(.01)		—		(.01)	—
Total distributions	(.35)		(.39)		(.42)		(.45)	(.47)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$7.12		$7.16		$7.06		$6.72	$6.89
Total Return (%)b	4.64	c	6.82	c	11.64	c	4.16	16.61	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1		1		2	2
Ratio of expenses before expense reductions (%)	1.87		1.86		1.85		1.87	1.87
Ratio of expenses after expense reductions (%)	1.82		1.82		1.85		1.87	1.80
Ratio of net investment income (%)	4.69		5.11		6.02		6.32	7.11
Portfolio turnover rate (%)	55		59		69		57	71
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$7.20		$7.11		$6.76		$6.93	$6.38
Income (loss) from investment operations: Net investment income (loss)a	.34		.37		.42		.44	.47
Net realized and unrealized gain (loss)	(.03)		.11		.35		(.16)	.55
Total from investment operations	.31		.48		.77		.28	1.02
Less distributions from: Net investment income	(.35)		(.38)		(.42)		(.44)	(.47)
Net realized gains	—		(.01)		—		(.01)	—
Total distributions	(.35)		(.39)		(.42)		(.45)	(.47)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$7.16		$7.20		$7.11		$6.76	$6.93
Total Return (%)b	4.65	c	6.68	c	11.84	c	4.21	16.60	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		12		12		10	11
Ratio of expenses before expense reductions (%)	1.83		1.82		1.81		1.81	1.82
Ratio of expenses after expense reductions (%)	1.82		1.82		1.80		1.81	1.76
Ratio of net investment income (%)	4.68		5.10		6.05		6.37	7.15
Portfolio turnover rate (%)	55		59		69		57	71
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$7.21	$7.11	$6.77	$6.94	$6.39
Income (loss) from investment operations: Net investment income (loss)a	.41	.44	.48	.50	.53
Net realized and unrealized gain (loss)	(.03)	.12	.35	(.15)	.55
Total from investment operations	.38	.56	.83	.35	1.08
Less distributions from: Net investment income	(.42)	(.45)	(.49)	(.51)	(.53)
Net realized gains	—	(.01)	—	(.01)	—
Total distributions	(.42)	(.46)	(.49)	(.52)	(.53)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$7.17	$7.21	$7.11	$6.77	$6.94
Total Return (%)b	5.70	7.89	12.68	5.19	17.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	231	244	264	260	290
Ratio of expenses before expense reductions (%)	.89	.89	.89	.90	.98
Ratio of expenses after expense reductions (%)	.82	.82	.89	.89	.92
Ratio of net investment income (%)	5.68	6.10	6.97	7.30	7.98
Portfolio turnover rate (%)	55	59	69	57	71
a Based on average shares outstanding during the period. b Total return would have been lower had certain operating expenses not been reduced. * Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$7.15	$7.06	$6.72	$6.88	$6.34
Income (loss) from investment operations: Net investment income (loss)a	.41	.44	.49	.52	.54
Net realized and unrealized gain (loss)	(.03)	.11	.34	(.15)	.54
Total from investment operations	.38	.55	.83	.37	1.08
Less distributions from: Net investment income	(.42)	(.45)	(.49)	(.52)	(.54)
Net realized gains	—	(.01)	—	(.01)	—
Total distributions	(.42)	(.46)	(.49)	(.53)	(.54)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$7.11	$7.15	$7.06	$6.72	$6.88
Total Return (%)	5.76	7.84	12.89	5.52	17.78	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	29	42	34	44
Ratio of expenses before expense reductions (%)	.76	.74	.74	.73	.74
Ratio of expenses after expense reductions (%)	.76	.74	.74	.73	.68
Ratio of net investment income (%)	5.72	6.20	7.11	7.46	8.23
Portfolio turnover rate (%)	55	59	69	57	71
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global High Income Fund (formerly DWS Global High Income Fund) (the "Fund") is a diversified series of Deutsche Income Trust (formerly DWS Income Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $46,472,000, including $46,102,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($21,096,000) and October 31, 2017 ($25,006,000), the respective expiration dates whichever occurs first; and approximately $370,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, forward foreign currency exchange contracts and swaps. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$6,117,577
Capital loss carryforwards	$(46,472,000)
Net unrealized appreciation (depreciation) on investments	$4,493,384

In addition, during the year ended October 31, 2014, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2014	2013
Distributions from ordinary income*	$18,647,643	$21,188,913

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the Fund invested in credit default swap contracts sold with a total notional value generally indicative of a range from $8,440,000 to $14,330,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $39,467,000 to $71,776,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $4,815,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$680,604	$680,604
Foreign Exchange Contracts (b)	695,614	—	695,614
	$695,614	$680,604	$1,376,218
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Unrealized appreciation on bilateral swap contracts
(b) Unrealized appreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$372,470	$372,470
Foreign Exchange Contracts (b)	5,463,083	—	5,463,083
	$5,463,083	$372,470	$5,835,553
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from swap contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(268,555)	$(268,555)
Foreign Exchange Contracts (b)	385,071	—	385,071
	$385,071	$(268,555)	$116,516
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on swap contracts
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount of Derivative Assets
Bank of America	$136,642	$—	$—	$—	$136,642
Barclays Bank PLC	126,994	—	—	—	126,994
Citigroup, Inc.	636,954	—	—	—	636,954
Credit Suisse	173,870	—	—	—	173,870
Goldman Sachs & Co.	117,498	—	—	—	117,498
JPMorgan Chase Securities, Inc.	105,259	—	(30,000)	—	75,259
UBS AG	79,001	—	—	—	79,001
	$1,376,218	$—	$(30,000)	$—	$1,346,218

(a) The actual collateral received may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $171,583,210 and $188,530,580, respectively. Purchases and sales of U.S. Treasury securities aggregated $1,559,923 and $551,223, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

Accordingly, for the year ended October 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund's average daily net assets.

For the period from November 1, 2013 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.06%
Class B	1.81%
Class C	1.81%
Class S	.81%
Institutional Class	.81%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.10%
Class B	1.85%
Class C	1.85%
Class S	.85%
Institutional Class	.85%

For the year ended October 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$1,854
Class B	321
Class C	1,198
Class S	168,810
$172,183

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2014, the Administration Fee was $323,130, of which $26,304 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2014, the amounts charged to the Fund by DSC were as follows:
Service Provider Fee	Total Aggregated	Unpaid at October 31, 2014
Class A	$11,599	$2,936
Class B	443	106
Class C	2,434	548
Class S	94,480	22,218
Institutional Class	2,272	519
	$111,228	$26,327

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2014
Class B	$4,602	$326
Class C	88,638	7,195
	$93,240	$7,521

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2014	Annual Rate
Class A	$88,634	$14,815	.23%
Class B	1,527	218	.25%
Class C	28,609	4,496	.24%
	$118,770	$19,529

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2014 aggregated $9,511.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2014, the CDSC for Class B and C shares aggregated $396 and $332, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 1, 2014, DDI received $1,009 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $21,534, of which $10,124 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $6,889.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2014, there was one affiliated account that held approximately 27% of the outstanding shares of the Fund.

F. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2014.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,951,228	$14,101,687	1,843,596	$13,104,039
Class B	5,258	38,125	7,713	54,909
Class C	344,357	2,500,424	1,167,706	8,412,815
Class S	5,379,647	39,094,694	4,052,516	29,249,510
Institutional Class	864,048	6,234,791	426,544	3,044,712
		$61,969,721		$53,865,985
Shares issued to shareholders in reinvestment of distributions
Class A	264,553	$1,913,558	257,376	$1,838,942
Class B	4,106	29,603	6,559	46,755
Class C	67,065	486,953	77,714	557,828
Class S	1,625,078	11,810,802	1,822,753	13,087,861
Institutional Class	236,900	1,708,494	321,110	2,289,339
		$15,949,410		$17,820,725
Shares redeemed
Class A	(1,849,006)	$(13,381,698)	(2,021,831)	$(14,365,640)
Class B	(44,969)	(323,969)	(72,743)	(519,261)
Class C	(461,184)	(3,348,899)	(1,344,097)	(9,696,253)
Class S	(8,566,568)	(62,034,543)	(9,190,788)	(65,860,316)
Institutional Class	(970,080)	(6,965,500)	(2,765,967)	(19,818,215)
		$(86,054,609)		$(110,259,685)
Redemption fees		$26,417		$34,842
Net increase (decrease)
Class A	366,775	$2,636,058	79,141	$578,689
Class B	(35,605)	(256,241)	(58,471)	(417,597)
Class C	(49,762)	(361,522)	(98,677)	(725,524)
Class S	(1,561,843)	(11,105,141)	(3,315,519)	(23,489,537)
Institutional Class	130,868	977,785	(2,018,313)	(14,484,164)
		$(8,109,061)		$(38,538,133)

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Income Trust and Shareholders of Deutsche Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global High Income Fund (formerly DWS Global High Income Fund) (the "Fund") at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,007.40	$1,005.00	$1,003.80	$1,010.20	$1,009.00
Expenses Paid per $1,000*	$5.46	$9.20	$9.19	$4.15	$3.85
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,019.76	$1,016.03	$1,016.03	$1,021.07	$1,021.37
Expenses Paid per $1,000*	$5.50	$9.25	$9.25	$4.18	$3.87

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Global High Income Fund	1.08%	1.82%	1.82%	.82%	.76%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Taxpayers filing on a calendar year basis will receive tax information for the 2014 calendar year after year end.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global High Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Trustees observed that the Lipper expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHBX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 809	25155T 700	25155T 601	25155T 502
Fund Number	416	616	716	2100	596

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DG HIF-2
IR-024965-4 12/14

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE GLOBAL HIGH INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$87,425	$0	$0	$0
2013	$82,821	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global High Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2014